                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 18, 2002


                               EPIX MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                    000-21863                   04-3030815
        --------                   -----------                ----------------
     (State or other               (Commission                 (IRS Employer
     jurisdiction of               File Number)              Identification No.)
                                  incorporation)


                                71 ROGERS STREET
                         CAMBRIDGE, MASSACHUSETTS 02142
                         ------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 250-6000
                                                            --------------

ITEM 5.  OTHER EVENTS.

On March 18, 2002, the Company announced that it will be presenting a positive report of the first Phase III clinical trial data that illustrates the potential clinical utility of magnetic resonance angiography (MRA) images enhanced by MS-325, a blood pool contrast agent developed by the Company. The preliminary Phase III data will be presented to Cardiologists attending the 2002 American College of Cardiology Annual Scientific Session in Atlanta on March 18, 2002.

The preliminary Phase III data will be presented in more detail, along with Phase II data, during a presentation given by Dr. Emile R. Mohler, III entitled "Results of a Dose-Ranging Diagnostic Trial of Magnetic Resonance Angiography With MS-325, a Blood Pool Contrast Agent, for the Detection of Vascular Occlusive Disease in the Aortoiliac Region." Dr. Mohler is a noted cardiologist, MS-325 investigator and the Director of Vascular Medicine at the University of Pennsylvania Health System.

The press release announcing the presentation of the preliminary Phase III clinical trial results is filed as an exhibit to this Form 8-K, and is incorporated by reference into this Item 5. The foregoing description of such document and the clinical results contemplated therein is qualified in its entirety by reference to such exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.1     Press Release of the Company dated March 18, 2002

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EPIX MEDICAL, INC.
                                                     (Registrant)

Date: March 18, 2002

                                                     /s/ Michael D. Webb
                                                         -----------------------
                                                     Michael D. Webb
                                                     Chief Executive Officer

                                  EXHIBIT INDEX
EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

      99.1        Press Release of the Company dated March 18, 2002